Exhibit 3.1(r)(ii)


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                          COMMONWEALTH OF PENNSYLVANIA
                               DEPARTMENT OF STATE
                               CORPORATION BUREAU

          In compliance with the requirements of section 806 of the Business Corporation Law act of May 5, 1933 (P.L. 364) (15 P.S. Section
     1806) the undersigned corporation desiring to amend its Articles does hereby certify that

     1.   The name of the corporation is:
                            UNIVERSAL MONEY EXCHANGE, INC
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     2.   The location of its registered office in this Commonwealth is
     (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                2400 Two Girard Plaza
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               (Number)                           (Street)

               Philadelphia Pennsylvania            19102
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               (City)                             (Zip Code)

     3.   The statute by or under which it was incorporated is:

                         Pennsylvania
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     4.   The date of its incorporation is:    October 4, 1978
                                            --------------------

     5.   (Check, and if appropriate complete one of the following)

     [_]           The meeting of the shareholders of the corporation at
     which the amendment was adopted was held at the time and place





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      and pursuant to the kind and period of notice herein stated.

          Time:  The ______________ day of _________________, 19__.

          Place: ______________________________________________

     Kind and period of notice ________________________________

     __________________________________________________________

          [_]       The amendment was adopted by a consent in writing,
     setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

     6.   At the time of the action of shareholders:

          (a)  The total number of shares outstanding was:
                    1,000
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          (b)  The number of shares entitled to vote was:
                   1,000
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     7.   In the action taken by the shareholders

          (a)  The number of shares voted in favor of the amendment was:
                     1,000
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          (b)  The number of shares voted against the amendment was:
                                    -0-
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     8.   The amendment adopted by the shareholders, set forth in full, is as follows:

                            S E E    A T T A C H E D




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          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 20th day of December 1978
                           ----        --------

                                   UNIVERSAL MONEY EXCHANGE, INC.
                                   ------------------------------
                                        (Name of Corporation)

     Attest:

     [signature illegible]        By:[signature illegible]
     ---------------------------     ---------------------------
          (Signature)                        (Signature)

           Secretary                        President
     ----------------------------  ------------------------------
     (Title Secretary, Assistant   (Title President, Vice
      Secretary, etc.)              President, etc.)

     (CORPORATE SEAL)

     INSTRUCTIONS FOR COMPLETION OF FORM
          A. Any necessary copies of Form DSCB: 17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.
          B. Any necessary governmental approvals shall accompany this form.
          C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.
          D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled



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               and the number of shares of all other classes entitled to
               vote should be set forth in Paragraph 6(b).
          E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).
          F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.